SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2004

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                      0-14450               22-1916107
(Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                          Identification Number)

             125 Phillips Avenue, South Hackensack, New Jersey 07606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

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Item 5. Other Events and Regulation FD Disclosure

      On July 28, 2004, AEP Industries Inc. (the "Company") issued a press release reporting that its Spanish subsidiary, AEP Industries Packaging Espana SA ("AEP Spain"), has filed for Suspension of Payments status under Spanish law. The release is attached and being furnished as Exhibit 99.1.

                                  Exhibit Index

Exhibit
Number                                     Description
------                                     -----------

 99.1 Press release announcing that the Company's Spanish subsidiary, AEP Industries Packaging Espana SA, has filed for Suspension of Payments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AEP INDUSTRIES INC.
                                               (Registrant)

July 28, 2004                                  By:      /s/ LAWRENCE R. NOLL
                                                   -----------------------------
                                                          Lawrence R. Noll
                                                   Vice President and Controller